UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K



                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report:  October 31,  1997




                     ELECTRONIC SYSTEMS TECHNOLOGY INC.
                         (A Washington Corporation)

                       Commission File no. 2-92949-S
                 IRS Employer Identification no. 91-1238077

                            415 N. Quay St. #4
                           Kennewick  WA  99336
                  (Address of principal executive offices)


       Registrant's telephone number, including area code:(509) 735-9092

ITEM 5.  OTHER EVENTS

On October 31, 1997, the Company issued a press release announcing product type acceptance for the ESTeem(tm) 192F Radio Modem in Malaysia. This press release is incorporated by reference and is attached hereto as Exhibit 99.6.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS,
              AND EXHIBITS.

Exhibit 99.6 -  Press release issued October 31,1997.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     ELECTRONIC SYSTEMS TECHNOLOGY, INC.


     /s/   T.L. KIRCHNER

     By: T.L. Kirchner
     President
     Date: November 6, 1997